Leases	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Leases

17.	Leases

When entering into a contract, the Company assesses whether the contracts signed are (or contain) a lease. An agreement is (or contains) a lease if it transmits the right to control the use of an identified asset for a period of time in exchange for consideration.

Leases that the Company is a lessee are capitalized at the lease's commencement at the lower of the fair value of the leased asset (right-of-use) and the present value of payments provided for in contract, and lease liability as a counterparty. Interest related to the leases is taken to income as financial costs over the term of the contract.

Leases in which the Company, as a lessor, transfers substantially all the risks and rewards of ownership to the other party (lessee) are classified as finance leases. These leases receivable are recorded at the lower of the fair value of the leased item or, if lower, the present value of the lease payments accruing to the lessor, discounted using a market rate of interest . Interest related to the lease is recognized as financial income over the contractual lease term.

Asset leases are financial assets or liabilities classified and/or measured at amortized cost.

Assets

	2023	2022
LT Amazonas	177,569	179,305
Sublease “resale stores” – IFRS 16	58,772	59,341
	236,341	238,646

Current portion	(29,886)	(30,643)
Non-current portion	206,455	208,003

The table below presents the estimated schedule of cash receipts (nominal values) in accordance with the signed agreements. These balances differ from those shown in the accounting records, since they are not discounted to present value.

	Up to Dec 2024	Jan 2025–Dec 2029	Jan 2030 onwards	Nominal values	Present value
	56,172	200,746	113,535	370,453	236,341
LT Amazonas(i)	30,669	155,509	113,351	299,529	177,569
Sublease “resale stores” – IFRS 16	25,503	45,237	184	70,924	58,772

(i)	LT Amazonas

As a result of the contract signed with LT Amazonas, the Company signed network infrastructure sharing agreements with Telefónica Brasil S.A. In these agreements, the company and Telefónica Brasil S.A. share investments made in the Northern Region of Brazil. The company has monthly amounts receivable from Telefónica Brasil S.A. for a period of 20 years, adjusted annually by the IPC-A. The discount rate used to calculate the present value of the installments due is 12.56% per annum, considering the date of signing the agreement.

(ii)	Subleases - Stores - IFRS 16

The Company subleases some of its stores to third parties and recognize the present value of receivables, which are equal in value and term to the liability cash flows of the contracts called “resale stores”. The impact on lease liabilities is reflected in the Company “Leases - Stores & Kiosks and Real Estate”.

The Company’s sublease revenue in 2023 was R$ 67,021 (R$ 62,235 in 2022).

Liabilities

	2023	2022

LT Amazonas(i)	327,820	327,505
Sale of towers (leaseback)(ii)	1,679,221	1,730,214
Other (iv)	147,051	158,314
Subtotal	2,154,092	2,216,033

Other leases:(iii)
Leases – Network Infrastructure	5,476,509	6,123,914
Leases - Stores & kiosks & real estate	958,981	746,028
Leases - Land (Network)	2,793,441	2,664,315
Leases – Fiber	873,752	1,081,575
Subtotal leases IFRS 16	10,102,683	10,615,832
Total	12,256,775	12,831,865

Current portion	(1,808,740)	(2,257,211)
Non-current portion	10,448,035	10,574,654

The amount of interest paid in the year ended December 31, 2023 related to IFRS 16 is R$ 1,122,523 (R$ 1,001,311 in the year ended December 31, 2022).

In accordance with IFRS3, in a business combination, lease liabilities must be measured at the present value of the remaining lease balance as if the lease agreement acquired was a new lease agreement on the acquisition date. The impact on Lease Liabilities on the acquisition date (April 20, 2022) was R$ 2,929,449 (Note 1.2.1).

In 2023, the amount of R$ 238 million was paid, referring to fines applied related to the decommissioning process of sites acquired from Cozani (merged on April 1, 2023).

Changes to the lease liabilities are shown in note 37.

The table below presents the future estimated payment schedule (nominal values) in accordance with the signed agreements. These nominal balances differ from those shown in the accounting records, since they are not discounted to present value:

	Up to Dec 2024	Jan 2025–Dec 2029	Jan 2030 onwards	Nominal values	Present value
Total - Lease liability	2,883,402	8,801,049	8,893,910	20,578,363	12,256,775

LT Amazonas(i)	69,937	295,376	215,464	580,777	327,820
Sale and leaseback of Towers(ii)	304,451	1,448,007	1,624,775	3,377,233	1,679,221
Other (iii)	39,333	139,116	10,383	188,832	147,051

Total other leases(iv)	2,469,681	6,918,550	7,043,288	16,431,521	10,102,683
Leases – Network infrastructure	1,220,279	3,994,195	4,039,512	9,253,986	5,476,509
Leases - Stores & kiosks & real estate	225,771	652,745	713,873	1,592,389	958,981
Leases - Land (Network)	546,966	1,764,908	2,289,903	4,601,778	2,793,441
Leases – Fiber	476,665	506,702	-	983,368	873,752

  i) LT Amazonas

The Company executed agreements for the right to use the infrastructure of companies that operate electric power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the assets are ready to operate. The contracts provide for monthly payments to the electric power transmission companies, restated annually at the IPCA.

The discount rate used to calculate the present value of the installments due is 14.44% per annum, considering the signing date of agreements with transmission companies.

ii) Sale and leaseback of Towers

The Company entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for an amount of approximately R$ 3 billion, and a Master Lease Agreement (“MLA”) for part of the space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provided for the towers to be transferred in tranches to ATC, due to the need to meet certain conditions precedent.

In total, 5,873 towers were transferred, being 54,336 and 5,483 in the years 2017, 2016 and 2015, respectively. This transaction resulted in a sales amount of R$ 2,651,247, of which R$ 1,088,390 was booked as deferred revenue and will be amortized over the period of the contract (Note 23).

The discount rates used at the date of the transactions, ranging from 11.01% to 17.08% per annum, were determined based on observable market transactions that the Company (the lessee) would have to pay on a similar lease and/or loan.

(iii) It is substantially represented by lease transactions in transmission towers.

(iv) Other leases:

In addition to lease agreements mentioned above, the Company also has lease agreements that qualify within the scope of IFRS 16.

The present value, principal and interest value on December 31, 2023 for the above contracts was estimated month-to-month, based on the average incremental rate of the Company’s loans, namely 13.63% (13.24% in 2022).

Lease agreements within the scope of IFRS 16 acquired through the acquisition of Cozani were remeasured on the acquisition date to reflect the Company’s expectation of the lease term and average incremental borrowing rate. The amount recorded on the acquisition date was R$ 2,929,449.

The lease amounts considered low-value or short-term (less than 12 months) were recognized as rental expenses and totaled R$ 32,037 on December 31, 2023 (R$ 40,723 on December 31, 2022).